                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-82453 of Roberts Realty Investors, Inc. on Form S-3 of our report dated February 28, 2003, relating to the consolidated financial statements of Roberts Realty Investors, Inc. as of and for the year ended December 31, 2002 appearing in this Annual Report on Form 10-K of Roberts Realty Investors, Inc. for the year ended December 31, 2002.



/s/  Deloitte & Touche LLP

Atlanta, Georgia
March 25, 2003